Exhibit 99.1

Marchex Reports Second Quarter 2009 Financial Results

SEATTLE - Aug. 5, 2009 - Marchex, Inc. (NASDAQ: MCHX), a leading local search and performance advertising company, today reported its results for the second quarter of 2009 ended June 30, 2009.

Second Quarter 2009 Consolidated Financial Results

•	Revenue was $21.1 million for the second quarter of 2009, compared to $37.4 million for the same period of 2008.

•

GAAP net loss applicable to common stockholders was $1.2 million for the second quarter of 2009 or $0.04 loss per diluted share. This compares to GAAP net income applicable to common stockholders of $509,000 or $0.01 per diluted share for the same period of 2008. The second quarter 2009 results included non-cash stock-based compensation expense recorded under the fair value method of $2.5 million, compared to non-cash stock-based compensation expense of $2.7 million for the same period in 2008.

•

We provide a reconciliation of GAAP diluted EPS to Adjusted non-GAAP EPS in the financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for the second quarter of 2009 was $0.03, compared to $0.09 for the same period of 2008. Some Wall Street analysts use non-GAAP measures to analyze our operating results, which may include adjusted non-GAAP EPS, adjusted operating income before amortization and adjusted EBITDA. We present GAAP measures with equal or greater prominence than non-GAAP measures and such non-GAAP measures should not be considered a substitute for, or superior to, GAAP measures.

•

Adjusted operating income before amortization was $1.5 million for the second quarter of 2009, compared to $5.4 million for the same period of 2008. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income and GAAP net income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $3.1 million in the second quarter of 2009, compared to $8.0 million for the same period of 2008. A reconciliation of Adjusted EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“While we continued to confront a difficult economic environment during the second quarter, by focusing on our products, our customers’ needs and our cost structure, we continued to generate meaningful cash from our operations and win new customers,” said Russell C. Horowitz, Marchex Chairman and Chief Executive Officer. “We are reducing risks in our business and exercising financial discipline, while prudently investing in the areas key to our long-term growth. As a result, we believe Marchex is in a very good position to realize meaningful growth when the economy and advertiser budgets return to a more normalized state.”

Operating Highlights

Local Advertising Services: For the second quarter of 2009, revenue from Local Advertising Services was $14.6 million. Marchex ended the second quarter with more than 70,000 advertisers using its products and services. While it is more difficult to predict advertiser growth rates in the current economy, Marchex still expects to continue adding new advertisers in 2009.

Publishing (proprietary traffic sources): For the second quarter of 2009, revenue from Publishing was $6.5 million.

In addition, during the quarter, Marchex sold a small number of non-strategic domains that yielded approximately $900,000. There is still significant demand for high quality domains and Marchex believes that will remain the case in 2009 and beyond.

Non-Operating Highlights

During the second quarter of 2009, Marchex purchased 246,000 shares of its outstanding Class B common stock for a total price of $1 million, bringing its total shares repurchased under its stock repurchase program to 7.8 million shares, or 23% of its outstanding common stock.

Marchex Financial Guidance

“While there are some signs of stabilization in the economy, we continue to experience an uncertain economic environment that is impacting our near-term revenue outlook. Additionally, while we made significant progress in lowering our exposure to certain financially challenged customers, conversations with these customers are still ongoing. As a result, we believe it prudent to not issue guidance at this time,” said Horowitz. “Despite these factors, Marchex continues to generate cash every quarter and has no debt. We have the right strategy with the right products, and we are winning the high value advertising relationships that will enable us to fully capitalize on the local advertising opportunity and create long-term value.”

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Wed., Aug. 5, 2009 to discuss its second quarter ended June 30, 2009 financial results, and other company updates. To access the call by live webcast, please log onto the Investor Relations section of the Marchex Web site (www.marchex.com/investors/events.html). An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex, Inc. (www.marchex.com) is a leading local search and performance advertising company. Marchex’s innovative advertising platform delivers search- and call-based marketing products and services for local and national advertisers. Marchex’s local search network, one of the largest online, helps consumers make better, more informed local decisions through its content-rich Web sites that reach tens of millions of unique visitors each month.

Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues and other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements, which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of Aug. 5, 2009 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of acquired intangible assets. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes any gain/loss on sales and disposals of intangible assets as these are viewed as non-recurring in nature. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense and gain/loss on sales of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted Net Income divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted Net Income generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income (loss)

available to common stockholders plus: (1) stock based compensation expense, (2) amortization of acquired intangible assets, (3) gain/loss on sales and disposals of intangible assets, (4) other income (expense), and less (5) discount on preferred stock redemption. Adjusted non-GAAP EPS includes dilution from options and warrants per the treasury stock method, includes the weighted average number of all potential common shares relating to convertible preferred stock and restricted stock and excludes the weighted average common share equivalents for redeemed preferred shares. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Marchex Investor Relations:

Trevor Caldwell

Telephone: 206.331.3600

Email: ir(at)marchex.com

Marchex Press:

Robin Handaly

Telephone: 206.331.3474

Email: pr(at)marchex.com

or

Megan Kahn or Michelle Craig

Nyhus Communications for Marchex

Telephone: 206.323.3733

Email: megan(at)nyhus.com

Email: michelle(at)nyhus.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended June 30,
	2008	2009
Revenue	$37,363,887	$21,081,073

Expenses:
Service costs (1)	17,414,301	11,024,516
Sales and marketing (1)	7,896,035	3,682,352
Product development (1)	4,252,469	3,446,317
General and administrative (1)	5,074,875	3,987,195
Amortization of intangible assets from acquisitions	3,661,275	1,334,585

Total operating expenses	38,298,955	23,474,965

Gain on sales and disposals of intangible assets, net	2,010,576	854,616

Income (loss) from operations	1,075,508	(1,539,276)

Interest income (expense) and other, net	133,080	(18,939)

Income (loss) before provision for income taxes	1,208,588	(1,558,215)

Income tax expense (benefit)	733,229	(390,058)

Net income (loss)	475,359	(1,168,157)

Convertible preferred stock dividends and discount on preferred stock redemption, net	(33,697)	—

Net income (loss) applicable to common stockholders	$509,056	$(1,168,157)

Basic net income (loss) per share applicable to Class A and Class B common stockholders	$0.01	$(0.04)
Diluted net income (loss) per share applicable to Class A and Class B common stockholders	$0.01	$(0.04)

Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	10,959,216	10,869,216
Class B	25,621,394	22,454,956
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	10,959,216	10,869,216
Class B	37,504,686	33,324,172

(1) Includes stock-based compensation allocated as follows:
Service costs	$86,087	$102,546
Sales and marketing	326,004	524,655
Product development	396,289	115,027
General and administrative	1,860,856	1,795,853

Total	$2,669,236	$2,538,081

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Six Months Ended June 30,
	2008	2009
Revenue	$74,406,214	$47,652,022

Expenses:
Service costs (1)	36,301,616	22,886,210
Sales and marketing (1)	14,867,783	11,271,267
Product development (1)	8,439,573	7,600,517
General and administrative (1)	10,033,984	8,057,735
Amortization of intangible assets from acquisitions	7,713,637	3,469,551

Total operating expenses	77,356,593	53,285,280

Gain on sales and disposals of intangible assets, net	2,155,267	1,784,855

Loss from operations	(795,112)	(3,848,403)

Interest income (expense) and other, net	417,406	(3,782)

Loss before provision for income taxes	(377,706)	(3,852,185)

Income tax expense (benefit)	393,276	(1,010,991)

Net loss	(770,982)	(2,841,194)

Convertible preferred stock dividends and (discount) premium on preferred stock redemption, net	(44,585)	—

Net loss applicable to common stockholders	$(726,397)	$(2,841,194)

Basic net loss per share applicable to Class A and Class B common stockholders	$(0.02)	$(0.09)
Diluted net loss per share applicable to Class A and Class B common stockholders	$(0.02)	$(0.09)

Shares used to calculate basic net loss applicable to common stockholders
Class A	10,968,282	10,899,547
Class B	26,153,567	23,094,703
Shares used to calculate diluted net loss applicable to common stock holders
Class A	10,968,282	10,899,547
Class B	37,130,260	33,994,250

(1) Includes stock-based compensation allocated as follows:
Service costs	$225,658	$197,056
Sales and marketing	856,714	982,509
Product development	806,998	298,432
General and administrative	3,847,338	3,512,111

Total	$5,736,708	$4,990,108

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2008	June 30, 2009
Assets
Current assets:
Cash and cash equivalents	$27,418,396	$28,731,261
Trade accounts receivable, net	21,734,291	11,920,607
Prepaid expenses and other current assets	2,642,607	2,295,272
Refundable taxes	3,042,288	4,710,416
Deferred tax assets	1,088,872	952,076

Total current assets	55,926,454	48,609,632

Property and equipment, net	5,615,396	4,425,097
Deferred tax assets	56,784,228	55,328,727
Intangibles and other assets, net	6,665,562	5,661,742
Goodwill	35,475,782	35,456,610
Intangible assets from acquisitions, net	9,802,365	6,332,777

Total assets	$170,269,787	$155,814,585

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$12,351,123	$7,138,620
Accrued expenses and other current liabilities	6,331,709	4,187,790
Deferred revenue	2,255,906	2,027,410

Total current liabilities	20,938,738	13,353,820

Other non-current liabilities	23,297	9,700

Total liabilities	20,962,035	13,363,520

Stockholders’ equity:
Class A common stock	112,217	111,317
Class B common stock	286,736	255,519
Treasury stock	(15,392,921)	(1,000,832)
Additional paid-in capital	299,925,762	281,550,297
Accumulated deficit	(135,624,042)	(138,465,236)

Total stockholders’ equity	149,307,752	142,451,065

Total liabilities and stockholders’ equity	$170,269,787	$155,814,585

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended June 30,
	2008	2009
Net income (loss) applicable to common stockholders	$509,056	$(1,168,157)

Convertible preferred stock dividends and discount on preferred stock redemption, net	(33,697)	—

Net income (loss)	475,359	(1,168,157)

Income tax expense (benefit)	733,229	(390,058)

Income (loss) before provision for income taxes	1,208,588	(1,558,215)

Interest income and other, net	(133,080)	18,939

Income (loss) from operations	1,075,508	(1,539,276)

Stock-based compensation	2,669,236	2,538,081
Amortization of intangible assets from acquisitions	3,661,275	1,334,585

Operating income before amortization (OIBA)	7,406,019	2,333,390

Gain on sales and disposals of intangible assets, net	(2,010,576)	(854,616)

Adjusted operating income before amortization (Adjusted OIBA)	$5,395,443	$1,478,774

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Loss to Operating Income Before Amortization (OIBA) and

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Six Months Ended June 30,
	2008	2009
Net loss applicable to common stockholders	$(726,397)	$(2,841,194)

Convertible preferred stock dividends and discount on preferred stock redemption, net	(44,585)	—

Net loss	(770,982)	(2,841,194)

Income tax expense (benefit)	393,276	(1,010,991)

Loss before provision for income taxes	(377,706)	(3,852,185)

Interest income and other, net	(417,406)	3,782

Loss from operations	(795,112)	(3,848,403)

Stock-based compensation	5,736,708	4,990,108
Amortization of intangible assets from acquisitions	7,713,637	3,469,551

Operating income before amortization (OIBA)	12,655,233	4,611,256

Gain on sales and disposals of intangible assets, net	(2,155,267)	(1,784,855)

Adjusted operating income before amortization (Adjusted OIBA)	$10,499,966	$2,826,401

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended June 30,
	2008	2009
Net cash provided by operating activities	$4,552,353	$4,157,262

Changes in asset and liabilities, net of effects of acquisitions	2,825,234	(719,510)
Income tax provision (benefit)	733,229	(390,058)
Other item - facility relocation	1,663	—
Interest income and other	(131,726)	19,064
Income and excess tax benefits related to stock options	20,380	38,413

Adjusted EBITDA	$8,001,133	$3,105,171

Net cash provided by investing activities	$794,288	$466,894

Net cash used in financing activities	$(10,819,969)	$(1,655,186)

	Six Months Ended June 30,
	2008	2009
Net cash provided by operating activities	$11,209,527	$8,331,044

Changes in asset and liabilities, net of effects of acquisitions	4,478,712	(1,341,641)
Income tax provision (benefit)	393,276	(1,010,991)
Other item - facility relocation	(2,972)	—
Interest income and other	(415,551)	4,347
Income and excess tax benefits related to stock options	53,541	49,477

Adjusted EBITDA	$15,716,533	$6,032,236

Net cash (used in) provided by investing activities	$(83,043)	$921,108

Net cash used in financing activities	$(18,603,833)	$(7,939,287)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended June 30,
	2008	2009

Adjusted Non-GAAP EPS	$0.09	$0.03

Net income (loss) per Class B share applicable to common stockholders - diluted (GAAP EPS)	$0.01	$(0.04)
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	37,504,686	33,324,172

Net income (loss) applicable to common stockholders	$509,056	$(1,168,157)

Discount on preferred stock redemption	(46,884)	—
Stock-based compensation	2,669,236	2,538,081
Amortization of intangible assets from acquisitions	3,661,275	1,334,585
Gain on sales and disposals of intangible assets, net	(2,010,576)	(854,616)
Interest income and other, net	(133,080)	18,939
Estimated impact of income taxes	(1,214,728)	(906,634)

Adjusted Non-GAAP net income applicable to common stockholders	$3,434,299	$962,198

Adjusted Non-GAAP EPS	$0.09	$0.03

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	37,504,686	33,324,172
Weighted average common share equivalents for redeemed preferred shares	(8,327)	—
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	2,583,167	2,781,197

Shares used to calculate Adjusted Non-GAAP EPS	40,079,526	36,105,369

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock using the treasury stock method.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Six Months Ended June 30,
	2008	2009
Adjusted Non-GAAP EPS	$0.16	$0.05

Net loss per Class B share applicable to common stockholders - diluted (GAAP EPS)	$(0.02)	$(0.09)
Shares used to calculate diluted net loss per Class B share applicable to common stockholders	37,130,260	33,994,250

Net loss applicable to common stockholders	$(726,397)	$(2,841,194)

Discount on preferred stock redemption	(72,990)	—
Stock-based compensation	5,736,708	4,990,108
Amortization of intangible assets from acquisitions	7,713,637	3,469,551
Gain on sales and disposals of intangible assets, net	(2,155,267)	(1,784,855)
Interest income and other, net	(417,406)	3,782
Estimated impact of income taxes	(3,397,604)	(2,000,118)

Adjusted Non-GAAP net income applicable to common stockholders	$6,680,681	$1,837,274

Adjusted Non-GAAP EPS	$0.16	$0.05

Shares used to calculate diluted net loss per Class B share applicable to common stockholders	37,130,260	33,994,250
Weighted average common share equivalents for redeemed preferred shares	(8,411)	—
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	3,623,698	2,563,898

Shares used to calculate Adjusted Non-GAAP EPS	40,745,547	36,558,148

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock using the treasury stock method.